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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2002

                          Commission File No. 333-72305
                          Advanced Glassfiber Yarns LLC
             (Exact name of registrant as specified in its charter)

          Delaware                     3229                    58-2407014
    (State of formation)    (Primary Standard Industrial   (I.R.S. Employer
                             Classification Code Number)   Identification No.)

                        Commission File No. 333-72305-01
                                AGY Capital Corp.
             (Exact name of registrant as specified in its charter)

                            Delaware 3229 57-1072917

   (State of incorporation) (Primary Standard Industrial   (I.R.S. Employer
                             Classification Code Number)   Identification No.)

                    2556 Wagener Road, Aiken, South Carolina
              (Address of registrants' principal executive office)

                                      29801
                                   (Zip Code)

               Registrants' telephone number, including area code:
                                 (803) 643-1377

                                       1

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Item 5.        Other Events.

               The purpose of this filing is to set forth an exhibit of the registrants.

Item 7(c).     Exhibits.

99 Press Release, dated July 29, 2002, announcing the appointment of new Chairman and CEO

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ADVANCED GLASSFIBER YARNS LLC


                                             /s/ Catherine Cuisson
                                             -----------------------------------
                                             Catherine Cuisson
                                             Chief Financial Officer
                                             (Principal Accounting Officer)

Dated: July 29, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AGY CAPITAL CORP.


                                                /s/ Catherine Cuisson
                                                --------------------------------
                                                Catherine Cuisson
                                                Chief Financial Officer
                                                (Principal Accounting Officer)

Dated: July 29, 2002